UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 13, 2025

Relativity Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41283	86-3244927
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o 3753 Howard Hughes Pkwy

Suite 200

Las Vegas, NV 89169

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (888) 710-4420

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 13, 2025, Relativity Acquisition Corp. (the “Company”) held a special meeting of stockholders (the “Meeting”). At the Meeting, the Company’s stockholders approved an amendment to the Company’s fourth amended and restated certificate of incorporation (the “Charter Amendment”) to extend the date by which the Company must consummate its initial business combination from February 15, 2025 to February 15, 2026 or such earlier date as determined by the Company’s board of directors (the “Board”). The Company will file the Charter Amendment with the Secretary of State of the State of Delaware.

The foregoing description is qualified in its entirety by reference to the Charter Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Meeting, an aggregate of 3,362,605 shares of the Company’s common stock, which represents a quorum of the outstanding common stock entitled to vote as of the record date of February 13, 2025, were represented in person or by proxy at the Meeting. The Company’s stockholders approved the Charter Amendment (i) extending the date by which the Company has to consummate an initial business combination from February 15, 2025 to February 15, 2026, or such earlier date as determined by the Board; wherein the an aggregate amount of $1,000 per month, from the Sponsor or its designees shall be deposited into the trust account in which the proceeds of the IPO were placed following the closing of the IPO (the “Trust Account”), without stockholder approval.

The final voting results for the Extension Amendment Proposal were as follows:

For	Against	Abstain
3,358,403	4,202	0

In connection with the Meeting, stockholders holding 753 shares of Class A common stock (“Public Shares”) exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s Trust Account. As a result, approximately $7,530 (approximately $11.96 per Public Share) will be removed from the Trust Account to pay such holders and approximately $760,000 will remain in the Trust Account. Following redemptions, the Company will have 3,362,605 Public Shares outstanding.

As a result of stockholder approval of the Charter Amendment and the Company’s implementation thereof, an aggregate amount of $1,000 per month, from the Sponsor it its designees as extension contribution shall be deposited in the Trust Account seven calendar days before February 28, 2025.

The Third Extension Amendment Proposal was approved and the Board has decided to implement the Third Extension, the Sponsor or its designees have agreed to loan to us $.18 per public share (as defined below) that is not redeemed, aggregate for the calendar year (commencing on February 15, 2025 and on the 15th day of each subsequent month) until February 15, 2026, or portion thereof (each, an “Extension Period”), or portion thereof, that is needed to complete an initial Business Combination (each, an “Extension Loan”).

Each Extension Loan will be deposited into the Trust Account promptly after the Company receives the full amount of the proceeds of that Extension Loan. Accordingly, the redemption amount per share at the meeting for a Business Combination or the Company’s liquidation will depend on the length of the extension period that will be needed to complete the Business Combination. For example, if we take until March 15, 2025 to complete our business combination, which would represent one calendar month, then the Sponsor or its designees will make an aggregate Extension Loan of approximately $1,000, resulting in a total redemption amount of approximately $12.14 per share, in comparison to the current redemption amount of approximately $11.96 per share (plus any applicable interest accrued). If we need the full amount of time, until February 15, 2026, to complete a business combination, and if there are no redemptions in connection with the Third Extension Amendment Proposal, then the Sponsor or its designees would make aggregate Extension Loans of approximately $12,000, resulting in a total redemption amount of approximately $12.14 per share, in comparison to the current redemption amount of approximately $11.96 per share (plus any applicable interest accrued). The amount of each Extension Loan will not bear interest and will be repayable by the Company to the Sponsor or its designees upon consummation of the Business Combination. Our Board will have the sole discretion whether to continue extending for additional calendar months until the Third Extended Date. If we opt not to utilize any remaining portion of the Third Extension, then we will liquidate and dissolve promptly in accordance with our charter, and our Sponsor’s obligation to make additional Extension Loans will terminate. If the Sponsor fails to make an Extension Loan by the 15th day of each month, the Company will not make the associated contribution to the Trust Account and the Company will be required to liquidate. As of the Record Date, based on funds in the Trust Account of approximately $770,000 as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $11.96 per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). The closing price of the Company’s Class A common stock on Nasdaq was $12.28 on January 11, 2023, the date of Trading Halt. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description
3.1	Amendment to the Second Amended and Restated Certificate of Incorporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Relativity Acquisition Corp.

	By:	/s/ Tarek Tabsh
		Name:	Tarek Tabsh
		Title:	Chief Executive Officer

Dated: February 18, 2025

3